FPA NEW INCOME, INC.

                                                             ANNUAL REPORT

[First Pacific Advisors Logo]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                                SEPTEMBER 30, 2001

PA78ANRPT1101

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended September 30, 2001. Your Fund's net asset value (NAV) per share closed at $11.17. During the fiscal year, your Fund distributed four income dividends totaling $0.73. On December 28, 2000, a $0.08 capital gains distribution, $0.045 was long-term, was paid to shareholders of record on December 18, 2000.

     The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                        AVERAGE ANNUAL TOTAL RETURN
                                      PERIODS ENDED SEPTEMBER 30, 2001
                                     ---------------------------------
                                     1 YEAR       5 YEARS     10 YEARS
                                     ------       -------     --------
FPA New Income, Inc.
  (NAV)                              13.58%*       7.70%*      8.43%*
FPA New Income, Inc.
  (Net of Sales Charge)               9.60%++      6.94%++     8.04%++
Lipper Corporate Debt Funds
  A Rated Average                    11.56%        6.91%       7.29%
Lehman Brothers Government/
  Credit Index                       13.17%        8.00%       7.83%

     The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 13.58%* versus 11.56% and 13.17% for the Lipper Corporate Debt Funds A Rated Average and Lehman Brothers Government/Credit Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 5.04%*; Lipper Average, 4.34%; and the Lehman Brothers Index, 5.07%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 11.01%*; the Lipper Average, 7.56%; and the Lehman Brothers Index, 8.44%.

COMMENTARY

     Before discussing your Fund's performance, portfolio changes and outlook, we wish to convey our deep sense of shock and sympathy to the families and friends who lost loved ones on September 11. We also want to thank all the police, firefighters and construction workers who risked their lives trying to save these unfortunate victims. We feel a great sense of pride in the way our country has come together in this time of trial. As in other difficult times, we will not only face this challenge but we will overcome and grow stronger because of it. We Americans have an inner strength that adapts to times of trial and tribulation.

     Your Fund's performance continues to compare favorably to the Lipper Average and Lehman Index for both the calendar year-to-date and fiscal-year periods, respectively. The significant outperformance by your Fund, early in the first half of the fiscal year, was then enhanced in the second half, when it either approximately matched or exceeded these other measures of comparative performance. More importantly, this positive relative performance is being achieved with far less variability in the returns than either the Lipper Average or the Lehman Index. This continues a trend that has been in existence since we began managing your Fund in 1984. When compared to other funds, FPA New Income is one of the least volatile bond funds with superior investment performance over 5-, 10- and 15-year time frames. We hope to continue this trend in the future.

     Our exposure to Treasury Inflation Protection Securities (TIPS) and selected high-yield securities was a significant contributor to your Fund's superior performance. TIPS have helped to enhance the Fund's performance while reducing its overall volatility. In an analysis completed by my associate Tom Atteberry, he studied the relative performance of our TIPS bond to the 10-year comparative nominal Treasury bond from June 30,1997 (when we initially acquired the holding) to September 30, 2001. During that period, the TIPS holdings produced an annualized return of 8.1% versus the 6.9% return of the nominal Treasury bond. More importantly, this positive relative performance was accomplished with far less volatility. Over this time span, the TIPS bond total volatility was 15.5%, while


---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the current maximum sales charge of 3.50% of the offering price the nominal bond"s volatility was 23.5%. While the nominal bond did have a NEGATIVE 8.3% return during one of the measurement periods, the lowest return for the TIPS bond was a POSITIVE 3.5%. This is an example of how we attempt to identify mispriced securities, even within the highly efficient Treasury market. Our securities selection has allowed your Fund to outperform the Lipper Average and the Lehman Index, despite having an average portfolio duration that is much shorter in a moderately falling interest-rate environment. Generally, the shorter the duration, the less sensitive a security or portfolio is to changes in interest-rate levels.

     Your Fund is currently defensively structured, as reflected by its short modified duration of 2.24 years at September 30, 2001 versus 2.99 years at March 31, 2001 and 4.40 years at September 30, 2000. By comparison, the Lehman Index's modified duration is 5.54 years. A shift of 100 basis points (there are 100 basis points in one percentage point) should cause the Lehman Index's return to vary by approximately 5.2%, while your Fund should only vary by 2.3%. This is generally true, except these variations can be affected by the types of securities held and the shape of the yield curve.

     Given the events of September 11, you may be wondering whether we have changed our investment strategy or our economic outlook. Before discussing this, we believe it would be helpful to briefly review our expectations prior to this date. We had maintained that economic growth would remain languid through 2002. We also had a far more negative outlook for corporate profits than the consensus. We came to this conclusion because, in our opinion, this was the first economic slowdown since the depression that began with a decline in investment spending. Consumer spending held up while corporate spending declined. Rarely does a monetary policy of reducing interest rates help very much when there is excess plant capacity. The excess capacity was a direct result of the over-investment in equipment and structures in the technology area. We believed it would take a prolonged period of low interest rates and slow economic growth to eventually use up this excess capacity. In our opinion, it would take a proactive fiscal policy to help jumpstart the slow economy. We did not see this as a possibility since the focus in Washington was on maintaining a budget surplus that would constrain any significant growth in governmental expenditures.

     As a result of September 11, the economic world changed. Monetary policy has become the most aggressive that I have witnessed in my thirty-year career. The Fed Funds Rate was lowered twice in approximately two weeks by 100 basis points. The watchword is liquidity. The Fed is insuring that there is more than sufficient liquidity in the system to contain any negative fallout from the tragedy. In addition, the federal government has become proactive again. It is now politically acceptable to spend money. Recently announced fiscal policy initiatives total approximately $60 billion. In all likelihood, we will have another tax cut and some business incentives that could total $70 to $100 billion. These combined initiatives could add over 1% to economic growth next year. This is the first time since 1982 and the 1960s that both monetary and fiscal policies have expanded at the same time.

     In light of these changes, we now expect economic growth to be more severely hit in the short term, i.e., for the third and fourth quarters of this year. The combination of this tragedy along with the collapse in the stock market has hit consumer confidence severely. These negatives should hurt Christmas sales more than previously expected. As a result, this slowdown will now be classified as a recession that probably began sometime around mid-year. However, we believe that because of the enactment of aggressive monetary and fiscal policies, the second half of next year should prove to be far stronger than the consensus is forecasting currently. We also expect that the consumer will gradually recover from the psychological shock of September 11. Unless there are protracted attacks that hit key infrastructure points in our economy, we Americans will get acclimated to this potential threat. As an example, we can look at Israel"s economy that grew every year for the past ten years despite repeated attacks on its homeland.

     We believe that this recent chaos again reminds investors that there are risks in this world. It was not too long ago that many were counting on spending the "peace dividend" after the end of the Cold War. The government was expected to run budget surpluses as far as the eye could see. Earlier this year, most bond investors were discussing the possibility of growing shortages of Treasury bonds and, therefore, they should carry a scarcity premium because they might no longer exist. We did not subscribe to this drivel. We have great confidence in the belief that the world continues to be unstable and that politicians have not lost their talent for spending. Several years ago we wrote, in this shareholder letter, about the optimistic outlook for declining defense expenditures. We argued that it was likely to be temporary and that not factoring in the potential for higher expenditures in the future could prove to be a mistake. As a result of the events of September 11, expenditures for the military and related needs will be growing rapidly. It is not unlikely that the federal budget will be in deficit by February or March of next year.

     With a ten-year Treasury bond yield of 4.55%, we believe there is virtually no value in longer-term Treasury bonds. The aggressive monetary policy actions in conjunction with growing fiscal policy spending leads us to believe that the odds are rising that interest rates, in the ten-year segment of the yield curve, could rise 100 or more basis points over the next twelve to eighteen months. Though high-quality corporate bonds offer attractive yield spreads when compared to similar maturity Treasury bonds, we consider them to be unattractive as well. We do not want to get seduced into purchasing securities that look attractive when the base yield to which they are being compared is unattractive. Because of this, we are allowing short-term liquidity to grow so that at September 30, it represented 16.2% of the portfolio. We also sold some of our remaining longer-term agency bonds. We still own some mortgage "Z" bonds that have potentially very long durations, but we recently hedged their volatility risk to the Fund by purchasing "IO" bonds. "IO" securities are instruments that actually rise in value should interest rates rise. This is the exact opposite of traditional bonds. They now represent 3% of the Fund's holdings. Finally, we do expect high-yield and convertible securities to grow as a portion of the Fund over the next year. This is in response to their extremely wide yield spreads and our more optimistic economic outlook for the second half of next year. As a result of these portfolio changes, at September 30, Government/agency securities totaled 66.8% of net assets. AAA- and AA-rated securities, excluding cash and equivalents, totaled 0.3%. Convertible and high-yield securities, included in the less-than-AA category, totaled 16.7%.

     With those closing comments, I would now like to introduce you to Steven Romick's investment thoughts. He is another associate who works with me in the management of your Fund.

STEVEN ROMICK'S INVESTMENT COMMENTARY

     High-yield and convertible bonds appear as attractive alternatives today when the stock market valuations nudge historic highs. High-yield bonds have been poor performers for the last four years. Now, with the economy in recession, many such bonds are defaulting. I guess that's why they call them "junk." We do not expect defaults to peak before the second quarter of 2002, and then, at a minimum of 11% of junk bonds outstanding. As we move into an environment characterized, as we believe, by an economic rebound in the first half of 2002, high-yield bonds are poised to perform well in comparison to both Treasuries and stocks. High-yield bonds, on average, are trading at yields that are more than ten percentage points better than Treasuries. This means that a Treasury bond maturing in five years has a yield of just 3.75%, while an "average" high-yield bond would have a yield of 13.75%. With such a large yield margin, we are actively combing the high-yield landscape in search of those investments that will provide us upside opportunity while protecting our downside. Although this ten-point yield spread is at the highs reached in 1991, the quality of the companies in the basket is dramatically lower. Yield spreads are distorted by the disproportionate weighting of telecommunication companies in the index. (Debt of telecom companies peaked at more than 30% of the total junk market.) If you take telecommunication companies out of the index, the high-yield market is still attractive, just not as attractive as it was at its 1991 peak. We are cautiously adding new high-yield investments to your portfolio.

     Two investments that we recently added to New Income serve as good examples of what we believe protect our downside while offering tremendous upside. One, Sterling Chemical 12.375% Notes due 7/15/2006 are not only guaranteed by the company but secured by many of its assets. We began initiating a position in June, expecting the company to file for bankruptcy some time in the summer and, in fact, they did file Chapter 11 in July. We have studied private market transactions in the chemical industry, determined what it would cost to replace the existing facilities, and tried to estimate the future cash flow in order to assess the company"s private market value. Our low-end estimate gives us a loan-to-value of 63%. This asset coverage gives us downside protection and a low-end expected return of 2% over 2.5 years. Our upside potential is that we would achieve an internal rate of return of greater than 30% if the company exits bankruptcy in two years. We like such potential upside return versus such perceived downside risk.

     Another example of our risk-averse approach to higher-yielding corporate bonds is TWA's 12% Senior Secured Notes. These notes were secured by various assets, including an evergreen (consistently replenished) supply of parts. Although TWA was in bankruptcy, we purchased these bonds after American Airlines agreed to buy TWA. Several financial issues were resolved and the bonds we purchased for $100.88 in July were paid off for $112.73 in October a 50.6% internal rate of return. We are searching for more of these types of opportunities.

     With those closing comments, we thank you for your continued investment and support. Respectfully submitted,


/s/ Robert L. Rodriguez
------------------------
Robert L. Rodriguez, CFA
President & Chief Investment Officer
October 27, 2001

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1991 TO SEPTEMBER 30, 2001


                                         9/30/91 9/30/92 9/30/93 9/30/94 9/30/95 9/30/96 9/30/97 9/30/98 9/30/99 9/30/00 9/30/01
FPA New Income, Inc. (NAV)               10,000  11,410  12,713  12,916  14,484  15,498  16,977  17,867  18,558  19,775  22,461
FPA New Income, Inc.                      9,650  11,011  12,268  12,464  13,978  14,956  16,383  17,241  17,908  19,083  21,675
Lehman Brothers Government/Credit        10,000  11,329  12,621  12,099  13,839  14,463  15,847  17,882  17,593  18,778  21,252
Lipper Corporate Debt A Rated Fund
 Average                                 10,000  11,372  12,720  12,150  13,896  14,467  15,880  17,559  17,172  18,113  20,208

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $21,675, reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $22,461. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended September 30, 2001


                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                                ------------
NET PURCHASES

NON-CONVERTIBLE BONDS & DEBENTURES
Blount, Inc. -- 7% 2005 (1)                                                     $ 5,655,000
Conseco Finance Corp. -- 10.25% 2002                                            $ 3,750,000
Federal National Mortgage Association -- 7.5% 2028 (1)                          $16,171,636
Federal National Mortgage Association -- 7.5% 2029 (1)                          $12,213,471
Federal National Mortgage Association -- 8% 2016 (1)                            $ 4,021,715
Federal National Mortgage Association -- 8.5% 2030 (1)                          $ 6,130,233
Federal National Mortgage Association (IO) -- 6% 2028 (1)                       $33,500,000
Government National Mortgage Association -- 7% 2028 (1)                         $12,502,071
Government National Mortgage Association II -- 7% 2028                          $ 1,523,837
Government National Mortgage Association II -- 7.5% 2025 (1)                    $ 3,638,703
Government National Mortgage Association II -- 7.5% 2027 (1)                    $ 5,280,738
Jo-Ann Stores, Inc. -- 10.375% 2007                                             $ 3,200,000
Sterling Chemicals, Inc. -- 12.375% 2006 (1)                                    $ 4,200,000
Trans World Airlines, Inc. -- 12% 2002 (1)                                      $ 1,600,000

CONVERTIBLE DEBENTURES
Hutchinson Technology Incorporated -- 6% 2005                                   $ 1,000,000
Solectron Corporation -- 0% 2020 (1)                                            $14,970,000
Standard Motor Products, Inc. -- 6.75% 2009 (1)                                 $ 5,210,000

NET SALES

NON-CONVERTIBLE BONDS
Comdisco, Inc. -- 6.38% 2001 (2)                                                $ 2,350,000
Conseco, Inc. -- 7.6% 2001 (2)                                                  $ 2,500,000
Federal Home Loan Mortgage Corporation (Z) -- 7.5% 2026 (2)                     $ 4,932,914
Federal National Mortgage Association -- 7.5% 2014 (2)                          $ 1,229,087
Federal National Mortgage Association (Z) -- 7.5% 2030 (2)                      $ 1,531,839
Federal National Mortgage Association -- 8% 2015 (2)                            $ 1,075,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2001


                                                                   PRINCIPAL
BONDS & DEBENTURES                                                   AMOUNT         VALUE
-----------------------------------------------------             -----------   ----------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 33.8%
Federal Home Loan Mortgage Corporation
  --6% 2008                                                        $24,808,927    $24,983,727
  --6% 2009                                                         22,316,000     22,413,632
  --7% 2008                                                          2,438,368      2,438,368
  --7% 2023                                                          4,447,525      4,455,864
  --7.5% 2021                                                          142,291        142,825
  --8.5% 2026                                                        4,976,663      5,250,379
  --10.15% 2006                                                          2,767          2,767
Federal Home Loan Mortgage Corporation (IO)
  --6.5% 2007                                                        2,136,664        147,981
  --6.5% 2020                                                          216,539          2,681
  --6.5% 2023                                                        1,995,988        154,376
  --7% 2020                                                          3,530,846        145,647
Federal National Mortgage Association
  --6.5% 2008                                                        2,317,428      2,395,641
  --7% 2030                                                         12,814,723     13,263,238
  --7% 2031                                                          6,849,973      7,102,566
  --7.25% 2010                                                       6,000,000      6,836,400
  --7.5% 2015                                                          642,022        665,697
  --7.5% 2016                                                        1,761,185      1,826,129
  --7.5% 2028                                                       16,171,636     16,858,930
  --7.5% 2029                                                       12,213,471     12,744,439
  --8% 2016                                                          4,021,715      4,202,692
  --8.5% 2030                                                        6,130,233      6,651,303
Federal National Mortgage Association (IO)
  --6% 2028                                                         33,500,000     10,032,982
  --6.5% 2009                                                        2,217,420        341,361
  --6.5% 2020                                                        1,825,608         81,011
  --7% 2004                                                            446,485         37,533
Federal National Mortgage Association (Z)
  --7% 2019                                                         15,517,882     15,828,240
  --7% 2024                                                         13,718,414     13,769,858
  --7.5% 2024                                                          641,867        641,867


                                                                    PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                        AMOUNT       VALUE
-----------------------------------------------------             -----------   ----------
Government National Mortgage Association
  --7% 2028                                                       $ 12,502,071   $ 12,931,830
  --7.5% 2023                                                          315,655        329,169
Government National Mortgage Association (Z) -- 7.5% 2029           10,736,795     11,484,173
Government National Mortgage Association II
  --7% 2024                                                          5,372,705      5,545,639
  --7% 2028                                                          9,661,491      9,962,786
  --7.5% 2025                                                        3,638,703      3,788,800
  --7.5% 2027                                                        5,280,738      5,498,568
  --7.5% 2030                                                        4,395,062      4,569,491
  --8% 2027                                                          2,372,018      2,484,689
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                       157,935        162,081
  --8.75% 2006                                                         476,710        507,100
  --8.75% 2011                                                         626,213        651,261
  --9% 2010                                                            308,873        321,614
  --9% 2011                                                            905,932        943,302
  --9.25% 2010-11                                                      561,678        586,602
  --9.75% 2005-6                                                     1,099,715      1,148,515
  --9.75% 2012-13                                                      555,255        579,894
Government National Mortgage Association (PL) -- 10.25% 2017           858,081        859,154
                                                                                 -------------
                                                                                 $235,772,802
                                                                                 -------------
U.S. GOVERNMENT -- 33.0%
U.S. Treasury Inflation-Indexed Notes -- 3.375% 2007              $223,527,780   $230,058,982
                                                                                 -------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 66.8%                                        $465,831,784
                                                                                 -------------
MORTGAGE BONDS
ASSET BACKED -- 2.5%
Green Tree Financial Corporation
  --7.3% 2027                                                     $  9,966,753   $  7,026,561
  --7.75% 2029                                                         998,188        704,970
  --7.77% 2029                                                       5,500,000      4,188,594
  --8% 2028                                                          2,769,534      2,286,597
  --8.44% 2030                                                       4,613,182      3,294,100
                                                                                 -------------
                                                                                 $ 17,500,822
                                                                                 -------------
MORTGAGE-BACKED -- 0.3%
First Financial Mortgage Trust -- 5.8% 2008                       $    500,317   $    501,568
Norwest Asset Securities Corp. (Z) -- 6.75% 2029                     1,506,046      1,510,987
                                                                                 -------------
                                                                                 $  2,012,555
                                                                                 -------------
TOTAL MORTGAGE BONDS -- 2.8%                                                     $ 19,513,377
                                                                                 -------------

                                                                           SHARES OR
                                                                           PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                               AMOUNT          VALUE
--------------------------------------------------------------------    -------------   ------------
CORPORATE BONDS & DEBENTURES -- 8.2%
Advantica Restaurant Group, Inc. -- 11.25% 2008                         $  11,428,038   $  6,856,823
Blount, Inc. -- 7% 2005                                                     5,655,000      3,901,950
Comdisco, Inc. -- 7.23% 2001*                                               3,100,000      2,387,000
Conseco Finance Corp. -- 10.25% 2002                                        5,100,000      4,819,500
Conseco, Inc. -- 8.5% 2002                                                  4,760,000      4,569,600
Jo-Ann Stores, Inc. -- 10.375% 2007                                        10,100,000      6,615,500
Oregon Steel Mills, Inc. -- 11% 2003                                       15,100,000     12,986,000
Riviera Holdings Corp. -- 10% 2004                                          8,000,000      6,800,000
Sterling Chemicals, Inc. -- 12.375% 2006*                                   4,200,000      3,276,000
Trans World Airlines, Inc. -- 12% 2002*                                     1,600,000      1,664,000
Trump Atlantic City Associates -- 11.25% 2006                               5,000,000      3,150,000
                                                                                        ------------
                                                                                        $ 57,026,373
                                                                                        ------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 77.8%                                       $542,371,534
                                                                                        ------------
CONVERTIBLE BONDS & DEBENTURES -- 5.3%
Charming Shoppes, Inc. -- 7.5% 2006                                     $   9,600,000   $  8,832,000
CKE Restaurants, Inc. -- 4.25% 2004                                        19,000,000     13,300,000
Hutchinson Technology Incorporated -- 6% 2005                               1,500,000      1,327,500
House2Home, Inc. -- 5.25% 2004                                              9,452,000      2,835,600
Solectron Corporation -- 0% 2020                                           14,970,000      7,410,150
Standard Motor Products, Inc. -- 6.75% 2009                                 5,210,000      3,516,750
                                                                                        ------------
                                                                                        $ 37,222,000
                                                                                        ------------
PREFERRED STOCK -- 0.7%
Crown American Realty Trust                                                    93,800   $  4,746,280
                                                                                        ------------
TOTAL INVESTMENT SECURITIES -- 83.8% (Cost $578,245,317)                                $584,339,814
                                                                                        ------------
SHORT-TERM INVESTMENTS -- 15.8% (Cost $110,477,765)
American General Corporation -- 3.38% 10/1/01                           $  15,000,000   $ 15,000,000
General Electric Capital Corporation -- 3.25% 10/1/01                       3,712,000      3,712,000
Wal-Mart Stores, Inc. -- 2.9% 10/1/01                                       7,271,000      7,271,000
American General Finance Corporation -- 3.05% 10/2/01                      16,140,000     16,138,633
Abbott Laboratories -- 3.42% 10/3/01                                        8,099,000      8,097,461
Coca-Cola Company, The -- 2.95% 10/5/01                                    18,000,000     17,994,100
Dupont (E.I.) De Nemours & Co. -- 3% 10/9/01                               15,189,000     15,178,874
Unilever Capital Corporation -- 2.28% 10/22/01                             15,639,000     15,618,200
Federal National Mortgage Association -- 2.57% 10/26/01                    11,488,000     11,467,497
                                                                                        ------------
                                                                                        $110,477,765
                                                                                        ------------
TOTAL INVESTMENTS -- 99.6% (Cost $688,723,082)                                          $694,817,579
Other assets and liabilities, net -- 0.4%                                                  2,566,891
                                                                                        ------------
TOTAL NET ASSETS -- 100%                                                                $697,384,470
                                                                                        ============

* Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $578,245,317)                                    $ 584,339,814
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                     110,477,765   $694,817,579
                                                                        -------------
  Cash                                                                                            81
  Receivable for:
    Interest                                                            $   5,823,340
    Capital Stock sold                                                      4,883,586     10,706,926
                                                                        -------------   ------------
                                                                                        $705,524,586
LIABILITIES
  Payable for:
    Investment securities purchased                                     $   6,654,198
    Capital Stock repurchased                                               1,080,789
    Advisory fees                                                             274,214
    Accrued expenses and other liabilities                                    130,915      8,140,116
                                                                        -------------   ------------
NET ASSETS                                                                              $697,384,470
                                                                                        ============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 62,405,822 shares                                   $    624,058
  Additional Paid-in Capital                                                             676,823,756
  Undistributed net realized gains on investments                                          3,616,679
  Undistributed net investment income                                                     10,225,480
  Unrealized appreciation of investments                                                   6,094,497
                                                                                        ------------
  Net assets at September 30, 2001                                                      $697,384,470
                                                                                        ============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                 $11.17
                                                                                              ======
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                    $11.58
                                                                                              ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS

                      For the Year Ended September 30, 2001

INVESTMENT INCOME
    Interest                                                                            $ 39,162,981
    Dividends                                                                                515,900
                                                                                        ------------
                                                                                        $ 39,678,881
EXPENSES
    Advisory fees                                                       $   2,797,894
    Transfer agent fees and expenses                                          248,651
    Custodian fees and expenses                                                57,238
    Directors' fees and expenses                                               40,492
    Insurance                                                                  34,427
    Postage                                                                    30,532
    Registration fees                                                          28,548
    Reports to shareholders                                                    28,247
    Audit fees                                                                 27,477
    Legal fees                                                                  9,489
    Other expenses                                                             15,633      3,318,628
                                                                        -------------   ------------
            Net investment income                                                       $ 36,360,253
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)        $ 110,785,190
    Cost of investment securities sold                                    106,938,186
                                                                        -------------
        Net realized gain on investments                                                $  3,847,004

Unrealized appreciation of investments:
    Unrealized depreciation at beginning of year                        $ (23,061,074)
    Unrealized appreciation at end of year                                  6,094,497
                                                                        -------------
        Increase in unrealized appreciation of investments                                29,155,571
                                                                                        ------------
            Net realized and unrealized gain on investments                             $ 33,002,575
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                       $ 69,362,828
                                                                                        ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                              ---------------------------------------------------------------
                                                           2001                            2000
                                              -----------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                       $  36,360,253                   $   37,194,386
  Net realized gain on investments                3,847,004                        3,681,107
  Increase (decrease) unrealized
  appreciation of investments                    29,155,571                       (8,743,291)
                                              -------------                   --------------
Increase in net assets resulting
  from operations                                             $  69,362,828                    $   32,132,202
Distributions to shareholders from:
  Net investment income                       $ (36,967,115)                  $  (35,625,012)
  Net realized capital gains                     (3,722,403)    (40,689,518)      (4,441,910)     (40,066,922)
                                              -------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold            $ 340,054,304                   $  137,500,078
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions               35,416,113                       34,015,943
  Cost of Capital Stock repurchased            (207,842,470)    167,627,947     (193,631,573)     (22,115,552)
                                              -------------   -------------   --------------   --------------
Total increase (decrease) in net assets                       $ 196,301,257                    $  (30,050,272)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $10,832,342 and $9,262,968                                 501,083,213                       531,133,485
                                                              -------------                    --------------
End of year, including
  undistributed net investment income
  of $10,225,480 and $10,832,342                              $ 697,384,470                    $  501,083,213
                                                              =============                    ==============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                     31,092,535                        13,208,545
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                               3,345,516                         3,289,487
Shares of Capital Stock repurchased                             (19,244,606)                      (18,609,995)
                                                              -------------                    --------------
Increase (decrease) in Capital Stock
  outstanding                                                    15,193,445                        (2,111,963)
                                                              =============                    ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                            FOR THE YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------
                                                    2001       2000       1999       1998       1997
                                                   ------     ------     ------     ------     ------
Per share operating performance:
Net asset value at beginning of year               $10.61     $10.77     $11.13     $11.24     $10.97
                                                   ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income                             $ 0.66     $ 0.77     $ 0.71     $ 0.67     $ 0.68
 Net realized and unrealized gain (loss)
  on investment securities                           0.71      (0.11)     (0.30)     (0.10)      0.32
                                                   ------     ------     ------     ------     ------
Total from investment operations                   $ 1.37     $ 0.66     $ 0.41     $ 0.57     $ 1.00
                                                   ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income             $(0.73)    $(0.73)    $(0.71)    $(0.66)    $(0.68)
  Distributions from net realized
    capital gains                                   (0.08)     (0.09)     (0.06)     (0.02)     (0.05)
                                                   ------     ------     ------     ------     ------
Total distributions                                $(0.81)    $(0.82)    $(0.77)    $(0.68)    $(0.73)
                                                   ------     ------     ------     ------     ------
Net asset value at end of year                     $11.17     $10.61     $10.77     $11.13     $11.24
                                                   ======     ======     ======     ======     ======
Total investment return*                           13.58%      6.56%      3.87%      5.24%      9.54%
Ratios/supplemental data:
Net assets at end of year (in $000's)             697,384    501,083    531,133    615,746    529,574
Ratio of expenses to average net assets             0.58%      0.61%      0.60%      0.59%      0.59%
Ratio of net investment income to
  average net assets                                6.39%      7.31%      6.43%      6.06%      6.37%
Portfolio turnover rate                               22%        21%        24%        47%        29%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                               LONG-TERM
                                 PER SHARE         ORDINARY INCOME           CAPITAL GAIN
         PAYABLE DATE              AMOUNT     QUALIFYING   NON-QUALIFYING    DISTRIBUTION
------------------------------   ---------    ----------   --------------    ------------
October 6, 2000                    $0.19          --           100.0%             --
December 28, 2000                  $0.28+         --            83.9%           16.1%
April 6, 2001                      $0.16          --           100.0%             --
July 9, 2001                       $0.18          --           100.0%             --

+ This amount includes a $0.08 capital gain distribution of which $0.035 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.20 income dividend which is also taxable as ordinary income.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2002 setting forth specific amounts to be included in their 2001 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $173,898,205 for the year ended September 30, 2001. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2001 for federal income tax purposes was $24,386,106 and $18,291,609, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
            AFFILIATED TRANSACTIONS

       Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1"% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 2001, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $76,483 in net Fund share sales commissions after reallowance to other dealers.The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

       On September 30, 2001, the Board of Directors declared a dividend from net investment income of $0.14 per share payable October 5, 2001 to shareholders of record on September 28, 2001. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 2001.


                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

     We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Los Angeles, California
November 2, 2001

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.